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                                                                    EXHIBIT 23.1

                          CONSENT OF PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 11, 2004, included in this Annual Report of the S1 Corporation 401(k) Savings Plan on Form 11-K for the year ended December 31, 2003, into the Plan's previously filed Registration Statement No. 333-82369.
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                                          -s- GIFFORD,HILLEGASS & INGWERSEN, LLP


Atlanta, Georgia
June 28, 2004